Exhibit 10.1

Second Amendment to the Agreement of

Limited Partnership

of

Carter/Validus Operating Partnership, LP

The Agreement of Limited Partnership Agreement, dated December 29, 2009, as amended by that First Amendment thereto, dated September 21, 2018, (the “LP Agreement”), of Carter/Validus Operating Partnership, LP (the “Partnership”), a Delaware limited partnership, is hereby further amended, effective as of the date the merger of the General Partner (as defined below) and Carter Validus Mission Critical REIT II, Inc. is consummated (the “Effective Date”), by this Second Amendment to the Agreement of Limited Partnership (this “Second Amendment”), entered into by Carter Validus Mission Critical REIT, Inc., a Maryland corporation holding both general partner and limited partner interests in the Partnership (the “General Partner”) and Carter/Validus Advisors, LLC, a Delaware limited liability company (the “Special Limited Partner”). Capitalized terms used and not otherwise defined herein have the meanings set forth in the Partnership Agreement. References to sections refer to sections of the Partnership Agreement unless otherwise specified.

Recitals

WHEREAS, the parties hereto desire to revise the economic interests of the Special Limited Partner by amending the Partnership Agreement pursuant to this Second Amendment.

Amendment

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

1.	Amendment to Article 1 – Defined Terms.

“Special Limited Partner” means Carter/Validus Advisors, LLC, a Delaware limited liability company.

2.	Amendment to Section 5.1(b).

Section 5.1 Distributions.

B.    Capital Proceeds. Subject to the provisions of Sections 5.3, 5.4, and 12.2(c), Net Capital Proceeds shall be distributed as follows:

(i)    First, 100% to the General Partner and Limited Partners in accordance with each such Partner’s respective Partnership Interest until, in the aggregate, the Limited Partners receive distributions from the Partnership and the Stockholders receive dividends from the General Partner in an amount equal to the sum of (i) the Net Investment and (ii) any cumulative shortfall in the Limited Partners’ and the Stockholders’ receipt of the First Level Return pursuant to Sections 5.1(a) and 5.1(b); and

(ii)    Thereafter, 100% to the General Partner and Limited Partners in accordance with each such Partner’s respective Percentage Interest.

3.	Amendment to Section 11.2(c)

Section 11.2(c) is hereby amended by adding the following:

“, or (ii) there are no Limited Partners at the time other than the Initial Limited Partner or Affiliates of the Initial Limited Partner.”

4.	Exhibit A. Exhibit A is hereby amended to delete the third row of the chart in Exhibit A providing for Carter/Validus Advisors, LLC’s subordinated 15% interest in distributions.

5.	Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

6.

Continuation of Partnership Agreement. The Partnership Agreement and this Second Amendment shall be read together and shall have the same force and effect as if the provisions of the Partnership Agreement and this Second Amendment were contained in one document. Any provisions of the Partnership Agreement not amended by this Second Amendment shall remain in full force and effect as provided in the Partnership Agreement immediately prior to the date hereof. In the event of a conflict between the provisions of this Second Amendment and the Partnership Agreement, the provisions of this Second Amendment shall control.

[Signature Page Follows]

In Witness Whereof, the parties hereto have executed this Second Amendment as of the Effective Date.

GENERAL PARTNER:

CARTER VALIDUS MISSION CRITICAL
REIT, INC., a Maryland corporation

By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer and President

Acknowledged:

SPECIAL LIMITED PARTNER:

CARTER/VALIDUS ADVISORS, LLC, a Delaware limited liability company

By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer and President

[Signature Page to Second Amendment to the Agreement of Limited Partnership of Carter/Validus Operating Partnership, LP]